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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) May 31, 2002

                   STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



          Delaware                333-68542                     13-3633241
          --------                ---------                     ----------
(STATE OR OTHER JURISDICTION     (COMMISSION                 (I.R.S. EMPLOYER
      OF INCORPORATION)          FILE NUMBER)                IDENTIFICATION NO.)



     383 Madison Avenue
     New York, New York                                            10l79
     ------------------                                            -----
   (ADDRESS OF PRINCIPAL                                         (ZIP CODE)
    EXECUTIVE OFFICES)


Registrants telephone number, including area code, is (212) 272-2000








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Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits:

         1. Pooling and Servicing Agreement, dated as of May 1, 2002 among Structured Asset Mortgage Investments Inc., as seller, Wells Fargo Bank Minnesota, National Association, as master servicer and as securities administrator, EMC Mortgage Corporation and Bank One, National Association, as trustee.

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                                      STRUCTURED ASSET MORTGAGE
                                                      INVESTMENTS INC.


                                                      By: /s/ Baron Silverstein
                                                          ----------------------
                                                      Name:   Baron Silverstein
                                                      Title:  Managing Director

Dated: June 14, 2002



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
                                  EXHIBIT INDEX



                               Item 601 (a) of               Sequentially
Exhibit                        Regulation S-K                Numbered
Number                         Exhibit No.                   Description                         Page
------                         -----------                   -----------                         ----
1                              4                             Pooling and Servicing               5
                                                             Agreement




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                                    EXHIBIT 1